AGREEMENT TO ACCEPT COMMON STOCK FOR MONIES OWED

This Agreement to Accept Common Stock for Monies Owed (“Agreement”) is made as of the 12th day of August 2013 by and among Red Metal Resources Ltd. (“Company”) and the persons named on Attachment 1 hereto (the “Creditors”).

WHEREAS, the Company owes each of the Creditors the sum of money (“Debt”) set forth on Attachment 1; and

WHEREAS, each of the Creditors has agreed to accept shares of the Company’s common stock as payment for the Debt owed to such Creditor.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties, the Company and the Creditors agree as follows:

1.

Each Creditor will receive the number of shares of the Company’s common stock set forth on Attachment 1 as full and final payment for the Debt.  Upon receipt of a certificate for the shares of common stock, each Creditor will acknowledge payment in full of the Debt.

2.

Each Creditor agrees that the value of the registered common stock for the purpose of payment of the Debt will be $0.05 per share.

3.

The Company agrees to file a registration statement on Form S-1 with the Securities and Exchange Commission registering the shares of its common stock issued to the Creditors as payment for the Debt.

4.

The representations included on Attachment 2 to this Agreement are incorporated by reference into this paragraph 5 as though fully set forth herein and each Creditor acknowledges that the representations are true, correct and complete as of the date hereof.

5.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the state of Nevada without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.

6.

In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

7.

This Agreement constitutes the entire agreement among the Company and the Creditors with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement (including all schedules and exhibits thereto) supersedes all prior agreements and understandings among the Company and the Creditors with respect to the subject matter hereof and thereof.

8.

This Agreement shall be binding upon and inure to the benefit of the Company and the Creditors and their successors and assigns.  This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any person, other than the Company and the Creditors or their respective permitted successors and assigns.

9.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective as to an individual Creditor when counterparts have been signed by the Creditor and delivered to the Company.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or electronic mail delivery of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

10.

Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

11.

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

WHEREFORE, the Company and the Creditors have executed this Agreement as of the date set forth above.

RED METAL RESOURCES LTD.

By: /s/ Caitlin Jeffs

Caitlin Jeffs, Chief Executive Officer

OMNIBUS SUBSCRIBER SIGNATURE PAGE TO
AGREEMENT TO ACCEPT COMMON STOCK FOR MONIES OWED

The undersigned, in its capacity as a Creditor, hereby executes and delivers the Agreement to Accept Common Stock for Monies Owed (“Agreement”), to which this signature page is attached and agrees to be bound by the Agreement on the date set forth on the first page of the Agreement.  This counterpart signature page, together the signature page of Red Metal Resources Ltd., shall constitute one and the same instrument in accordance with the terms of the Agreement.

____________________________________

[Print Name of Creditor]

____________________________________

[Signature]

____________________________________

[Title of Signatory, if any]

ATTACHMENT 1

NAME OF CREDITOR	MONIES OWED	NUMBER OF SHARES OF COMMON STOCK TO BE ISSUED

ATTACHMENT 2

REPRESENTATIONS OF EACH CREDITOR

1

Each Creditor represents and warrants to, and covenants with, the Company that: (i) such Creditor is an “accredited Creditor” as defined in Rule 501 of Regulation D under the Securities Act and the Creditor is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the acceptance of the common stock, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the common stock; (ii) the Creditor fully understands the risks involved with an investment in the Company, (iii) the Creditor is acquiring the number of shares of common stock set forth in Attachment 1 of the Agreement to Accept Common Stock for Monies Owed (the “Agreement”) for its own account for investment only and with no present intention of distributing any of such shares or any arrangement or understanding with any other persons regarding the distribution of the common stock.

2

The Creditor acknowledges that it has had access to the documents filed by the Company with the Securities and Exchange Commission in compliance with section 13 of the Securities Exchange Act of 1934 and has carefully reviewed the same.  The Creditor further acknowledges that the Company has made available to it the opportunity to ask questions of and receive answers from the Company’s officers and directors concerning the terms and conditions of the Agreement and the business and financial condition of the Company, and the Creditor has received to its satisfaction such information about the business and financial condition of the Company and the terms and conditions of the Agreement as it has requested.

3.

The Creditor represents that the overall commitment of the Creditor to investments which are not readily marketable is not excessive in view of the Creditor’s net worth and financial circumstances; the Creditor is able to bear the economic risk of an investment in the shares.

4.

The Creditor represents that (i) the Creditor has full right, power, authority and capacity to enter into the Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

5.

The Creditor understands that the issuance of the shares to the Creditor has not been registered under the Securities Act in reliance upon one or more specific exemptions therefrom, including Regulation D and/or Regulation S, which exemption depends upon, among other things, the accuracy of the Creditor’s representations made herein.  The Creditor understands that the common stock must be held indefinitely unless subsequently registered under the Securities Act of 1933 and qualified under applicable state securities laws, or unless an exemption from such registration and qualification requirements is otherwise available.

6.

For purposes of compliance with the Regulation S exemption for the offer and sale of the common stock to non-U.S. Persons, the Creditor represents and warrants as follows:

(a)

The Creditor is not acting and purchasing (or proposes to purchase) the common stock on behalf of any other persons, entities or accounts and is not acquiring the common stock for the account or benefit of a U.S. Person.  The Creditor represents and warrants that the Creditor is not a “U.S. Person” (as defined in Rule 902(k) under the Securities Act) and was located outside the United States at the time any offer to buy the common stock was made and at the time the buy offer was originated by the Creditor.

(b)

The Creditor is a legal entity and has not been formed specifically for the purpose of investing in the Company.

(c)

To the knowledge of the Creditor, without having made any independent investigation, neither the Company nor any person acting for the Company, has conducted any “directed selling efforts” in the United States as the term “directed selling efforts” is defined in Rule 902 of Regulation S.  To the knowledge of the Creditor, the common stock was not offered to the Creditor through, and the Creditor is not aware of, any form of general solicitation or general advertising, including without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(d)

The Creditor will offer, sell or otherwise transfer the common stock, only (A) pursuant to a registration statement that has been declared effective under the Securities Act, (B) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S in a transaction meeting the requirements of Rule 904 (or other applicable Rule) under the Securities Act, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Company’s right prior to any offer, sale or transfer pursuant to clauses (B) or (C) to require the delivery of an opinion of counsel, certificates or other information reasonably satisfactory to the Company for the purpose of determining the availability of an exemption.